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                                                                    Exhibit 10.1

                   ===========================================



                          EQCC RECEIVABLES CORPORATION,

                                       AND

                       EQUICREDIT CORPORATION OF AMERICA,

                                   ----------


                               AMENDMENT NO. 1 TO

                               TRANSFER AGREEMENT

                            Dated as of June 1, 2002

                                   ----------



                               EQCC TRUST 2001-1F,

                 EQCC ASSET BACKED CERTIFICATES, SERIES 2001-1F

                   ==========================================

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         AMENDMENT NO. 1 (this "Amendment"), dated as of June 1, 2002, to the
Transfer Agreement, dated as of December 1, 2001 (as amended, the "Transfer Agreement"), by and between EQCC RECEIVABLES CORPORATION (the "Tranferee") and EQUICREDIT CORPORATION OF AMERICA, (the "Transferor").

                              PRELIMINARY STATEMENT

         Section 7.01 of the Transfer Agreement provides, inter alia, that the Transfer Agreement may be amended from time to time by the Transferor and the Transferee with the prior written consent of the Certificate Insurer; provided, however, that such action shall not adversely affect the rights of the Certificateholders under the Pooling and Servicing Agreement unless consented to by a Majority in Voting Interest of the Certificates.

         All capitalized terms not otherwise defined herein are defined in the Transfer Agreement. All Article, Section or Subsection references herein shall mean Articles, Sections or Subsections of the Transfer Agreement, except as otherwise provided herein.

SECTION 1.   Amendments.
             -----------

(a) Section 3.02, Representations and Warranties as to the Individual Mortgage Loans and the Mortgage Pool, is hereby amended by inserting the following:

         (ddd) No proceeds from any Mortgage Loan in Mortgage Loan Group 1, Mortgage Loan Group 2 or Mortgage Loan Group 3 were used to finance single-premium credit insurance policies.

         (eee) No Mortgage Loan in Mortgage Loan Group 1, Mortgage Loan Group 2 or Mortgage Loan Group 3 will impose a prepayment premium for a term in excess of five years.

(b) In Section 3.03, Purchase and Substitution, the last sentence of the first paragraph is hereby deleted in its entirety and replaced with the following:

                  Notwithstanding the foregoing, the breach of the representation and warranty in each of Section 3.02(uu), 3.02(yy), Section 3.02(ddd) and Section 3.02(eee) of the Pooling and Servicing Agreement shall constitute a Material Breach, and the related Mortgage Loan must be repurchased or substituted by no later than the third Business Day following the 60th day after the Transferor's receipt of actual knowledge that such Mortgage Loan is subject to HOEPA or that such representation was breached.

SECTION 2.   Acknowledgement; Consent and Ratification by Certificate Insurer.
             -----------------------------------------------------------------

         The Certificate Insurer, in satisfaction of the requirements under
Section 7.01 of the Transfer Agreement, hereby consents to the modifications contemplated in this Amendment.

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SECTION 3.   Transfer Agreement Ratification.
             --------------------------------

         Except as modified hereby, the provisions of the Transfer Agreement are ratified and confirmed and remain in full force and effect, and nothing herein shall be construed as a substitution or novation of the obligations outstanding thereunder. Whenever the term "Transfer Agreement" is used in any of the Basic Documents, it shall mean and refer to the Transfer Agreement as modified pursuant to this Amendment.

SECTION 4.   Ratification by Guarantor.
             --------------------------

         Bank of America, N.A., as the guarantor under a Guaranty, dated as of December 14, 2001, pursuant to which it guarantees the performance by the Transferor of certain of the Transferor's obligations under the Transfer Agreement (the "Guaranty"), hereby approves, ratifies, confirms and acknowledges this Amendment, and affirms and restates as of the date hereof that its obligations pursuant to the Guaranty are unaffected by this Amendment and shall remain in full force and effect.

SECTION 5.   Counterparts.
             -------------

         This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 6.  Governing Law.
            --------------

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISION OF SUCH LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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         IN WITNESS WHEREOF, the Transferee and the Transferor have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                          EQCC RECEIVABLES CORPORATION, as
                                          Transferee

                                          By:
                                               ---------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                  ------------------------------



                                          EQUICREDIT CORPORATION OF AMERICA, as
                                          Transferor

                                          By:
                                               ---------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                  ------------------------------



For the purpose of Section 2 only,

AMBAC ASSURANCE CORPORATION,
as Certificate Insurer.

By:
     --------------------------------------
Name:
       ------------------------------------
Title:
        -----------------------------------



For the purpose of Section 4 only,

BANK OF AMERICA, N.A.,
as Guarantor.

By:
     --------------------------------------
Name:
       ------------------------------------
 Title:
         ----------------------------------




                    [Amendment No. 1 to Transfer Agreement]